UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2014

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

As previously disclosed, the Board of Directors, or the Board, of Iron Mountain Incorporated, or the Company, approved a plan to reorganize the Company to qualify as a real estate investment trust, or REIT, for federal income tax purposes for the taxable year commencing January 1, 2014, or the REIT Conversion. In connection with the REIT Conversion, on November 12, 2014, the Company entered into an Agreement and Plan of Merger, or the Merger Agreement, with Iron Mountain REIT, Inc., a wholly owned subsidiary of the Company, or Iron Mountain REIT, providing for, among other things, the merger of the Company with and into Iron Mountain REIT, or the Merger, with Iron Mountain REIT succeeding to and continuing to operate the existing business of the Company. Effective at the time of the Merger, Iron Mountain REIT will be renamed “Iron Mountain Incorporated.” Pursuant to the Merger Agreement, the outstanding shares of the Company’s common stock, or the Common Stock, will be converted into the right to receive the same number of shares of Iron Mountain REIT common stock.  The Merger will facilitate the Company’s compliance with REIT tax rules by ensuring the effective adoption of charter provisions that implement share ownership and transfer restrictions required by the REIT tax rules.  Completion of the Merger is subject to certain conditions, including approval by the Company’s stockholders and customary closing conditions.

The foregoing description of the Merger Agreement is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

Amendment to Rights Agreement

On November 18, 2014, the Company entered into an amendment, or the Amendment, to its REIT Status Protection Rights Agreement, dated as of December 9, 2013, between the Company and Computershare Inc., as rights agent, or the Rights Agreement.  The Amendment extends the Final Expiration Date (as defined in the Rights Agreement), from December 9, 2014, to February 28, 2015. Except for the extension of the Final Expiration Date, the Rights Agreement remains in full force and effect and is otherwise unaffected by the Amendment.

As discussed above, the Company will seek stockholder approval of the Merger, the result of which will impose ownership limitations in its charter documents, as is customary for REITs.  The Amendment and the Rights Agreement are intended to help protect the Company’s REIT status until the approval of those ownership limitations by the Company’s stockholders by preventing concentrated ownership of the Common Stock.

The foregoing summary of the terms of the Rights Agreement and the Amendment is not complete and is subject to and qualified in its entirety by reference to the Rights Agreement, a copy of which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated December 9, 2013, and to the Amendment, a copy of which is attached hereto as Exhibit 4.1, each of which is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, or this Current Report, contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward looking statements are subject to various known and unknown risks, uncertainties and other factors. When the Company uses words such as “believes,” “expects,” “anticipates,” “estimates,” “plans” or similar expressions, the Company is making forward looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, its expected results may not be achieved, and actual results may differ materially from its expectations. For example:

•                  This Current Report states that the Board approved the REIT Conversion. REIT qualification involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, as amended, to the Company’s operations as well as various factual determinations concerning matters and circumstances not entirely within the Company’s control. Although the Company has operated and plans to operate in a manner consistent with the REIT qualification rules, the Company cannot give assurance that it has qualified or will remain qualified.

•                  This Current Report states that the Company plans to elect to qualify and be taxed as a REIT for the taxable year beginning January 1, 2014. In fact, changes in legislation or the federal tax rules could adversely impact the Company’s ability to elect REIT status and/or the attractiveness of electing REIT status for the year beginning January 1, 2014 or at all; similarly, the tax laws, regulations and interpretations governing REITs may change at any time in ways that could be disadvantageous to the Company, and some of these changes could have a more significant impact on the Company as compared to other REITs due to the nature of the Company’s business and its substantial use of taxable REIT subsidiaries.

You should not rely upon forward-looking statements except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this document as well as the Company’s other filings with the SEC, including the sections captioned “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 28, 2014 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 filed with the SEC on July 31, 2014.

Additional Information

This Current Report may be deemed to be solicitation material in respect of the proposed stockholder vote approving the Merger. Iron Mountain REIT has filed with the SEC a Registration Statement on Form S-4, which Registration Statement will include a definitive proxy statement of the Company and prospectus of Iron Mountain REIT (when available). BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The definitive proxy statement/prospectus (when available) will be mailed to stockholders of the Company. Stockholders will be able to obtain, without charge, a copy of the definitive proxy statement/prospectus (when available) and other documents that the Company and Iron Mountain REIT file with the SEC from the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus (when available) and other relevant documents will also be available, without charge, by directing a request by mail or telephone to Iron Mountain Incorporated, Attn: Investor Relations, One Federal Street, Boston, Massachusetts 02110, or from the Company’s website, www.ironmountain.com.

The Company, Iron Mountain REIT, their respective directors and executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the special meeting of stockholders at which the Company’s stockholders will have the opportunity to vote on the proposed Merger. Additional information regarding the interests of such potential participants will be included or incorporated by reference in the definitive proxy statement/prospectus (when available).

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits

2.1                               Agreement and Plan of Merger, dated as of November 12, 2014, between Iron Mountain Incorporated and Iron Mountain REIT, Inc. (Filed herewith.)

4.1                               First Amendment to REIT Status Protection Agreement, dated as of November 18, 2014, between Iron Mountain Incorporated and Computershare Inc. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President and General Counsel

Date: November 18, 2014